Investments	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Investments
NOTE 8. INVESTMENTS

The following is a detailed discussion of the Company’s types of investments held:

(a)	Investments at Fair Value
The Company has investments in three entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; Lighthouse Strategies, LLC (“Lighthouse”), a diversified cannabis investment company; and Fleurish Cannabis, Inc. (“Fleurish”), an entity that focuses on cannabis production licenses. The 420 Capital, Lighthouse and Fleurish investments are accounted for at fair value. On August 12, 2019, the Company settled its outstanding loan receivable with Lighthouse of $3.3 million through receipt of Lighthouse membership units approximating 1% ownership of the parent company, with a fair value of $1.9 million as of December 31, 2020. See Note 20 for additional details. Upon the acquisition of Origin House on January 8, 2020, the Company obtained a 1.3% ownership stake in Fleurish with a fair value of $0.1 million as of the acquisition date. See Note 13 for additional details.
The following is a summary of the investments at fair value held as of December 31, 2020 and 2019:

($ in thousands)	2020	2019
420 Capital	$68	$68
Lighthouse	1,049	1,209
Fleurish	51	—
MassRoots, Inc.	—	1

Total Investments	$1,168	$1,278

The Company recorded a
mark-to-market
loss of $0.2 million and $2.8 million for the years ended December 31, 2020 and 2019, respectively.

(b)	Investment in Associates
As part of the Origin House acquisition on January 8, 2020, the Company acquired an investment in Trichome Financial Corp. (“Trichome”), a lending entity that focuses its investments on cannabis and cannabis-related companies. At the acquisition date, the Trichome investment was valued at $4.3 million. The Company’s ownership stake in Trichome upon acquisition and as of December 31, 2020 is approximately 23%.
The following is a summary of the investment in associates accounted for as an equity method investment and held as of December 31, 2020 and 2019:

($ in thousands)	2020	2019
Trichome	$3,192	$—

Total Investment	$3,192	$—

The Company recorded a loss on investment of $1.2 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively, and distributions of $nil and $1.6 million for the years ended December 31, 2020 and 2019, respectively.
In the prior year, the Company held an approximately 13% ownership interest in CHP Fresco, a real estate holding entity that owns indirect investments in entities that own properties used in the Company’s Illinois production facilities. Based on various qualitative factors surrounding the investment, such as representation in management of the entity and its relationship as lessee with the investee entities, the Company conferred significant influence. As of December 31, 2019, CHP Fresco became an inactive entity in which the Company expected no future activity. The Company received a distribution of $1.5 million related to the dissolution of the CHP Fresco entity and its assets, resulting in a $1.3 million realized gain recorded in Other (expense) income, net in the Consolidated Statements of Operations for the year ended December 31, 2019.